EXHIBIT 10.15

AMENDMENT TO CREDIT LINE AGREEMENTS

AGREEMENT made as of the 10th day of November 2011, by and between ChatChing Inc ("Borrower" or the "Company"), a Florida corporation with an office  address of 1061 E Indiantown Rd Ste 400, Jupiter, FL and Nickolas Palin ("Lender") with an address of 19670 Beach Rd., Jupiter, FL  33458.

The following Agreements are amended to change the due date of all amounts due in the following agreements and all related documents to December 31, 2012:

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AGREEMENT made as of the 11th day of March 2011, by and between ChatChing Inc ("Borrower" or the "Company"), a Florida corporation with an office  address of 1061 E Indiantown Rd Ste 400, Jupiter, FL FL and Nickolas Palin ("Lender") with an address of 19670 Beach Rd., Jupiter, FL  33458.

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AGREEMENT made as of the 19th day of September 2011, by and between ChatChing Inc ("Borrower" or the "Company"), a Florida corporation with an office  address of 1061 E Indiantown Rd Ste 400, Jupiter, FL FL and Nickolas Palin ("Lender") with an address of 19670 Beach Rd., Jupiter, FL  33458.

EXECUTED on the day and year first written above.

Borrower: ChatChing, Inc.

/s/ Steven L. Pfirman
Steven L. Pfirman, President

Lender:

/s/ Nickolas Palin
Nickolas Palin